UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 5, 2019

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	902 Broadway, Floor 20 New York, New York, USA 10010 (212) 821-0100

(Address of principal executive offices, zip code, telephone numbers)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, no par value	IMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

IMAX Corporation (the “Company”) held its 2019 Annual General Meeting of Shareholders (the “Meeting”) on June 5, 2019.

Set forth below are the matters acted upon by the Company’s shareholders at the Meeting, and the final voting results on each such matter.

1.	Election of Directors

By a vote by way of show of hands, Neil S. Braun, Eric A. Demirian, Kevin Douglas, Richard L. Gelfond, David W. Leebron, Michael MacMillan, Dana Settle, Darren D. Throop and Bradley J. Wechsler were elected as directors of the Company to hold office until the next annual meeting of shareholders in the year 2020 or until their successors are elected or appointed. Management received proxies from the shareholders to vote for the nine directors nominated for election as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Neil S. Braun	47,888,000	4,706,981	3,747,116
Eric A. Demirian	50,590,693	2,004,288	3,747,116
Kevin Douglas	49,698,636	2,896,345	3,747,116
Richard L. Gelfond	52,027,316	567,665	3,747,116
David W. Leebron	46,640,418	5,954,563	3,747,116
Michael MacMillan	49,927,185	2,667,796	3,747,116
Dana Settle	51,579,762	1,015,219	3,747,116
Darren D. Throop	49,483,072	3,111,909	3,747,116
Bradley J. Wechsler	51,273,126	1,321,855	3,747,116

2.	Appointment of Auditor

By a vote by way of show of hands, PricewaterhouseCoopers LLP (“PwC”) were appointed auditors of the Company to hold office until the next annual meeting of shareholders in the year 2020, and shareholders authorized the directors to fix their remuneration. Management received proxies from the shareholders to vote for the re-appointment of PwC as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
52,511,432	3,711,331	119,334	0

3.	Named Executive Officer Compensation (“Say-on-Pay”)

Management received proxies from the shareholders with respect to the advisory vote on the compensation of the Company’s Named Executive Officers as follows:

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
20,604,922	31,850,946	139,113	3,747,116

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation
(Registrant)

Date: June 6, 2019	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
Chief Legal Officer and Senior Executive Vice President

	By:	/s/ Kenneth I. Weissman
	Name:	Kenneth I. Weissman
Senior Vice President, Legal Affairs & Corporate Secretary

3